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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                SEPTEMBER 9, 1999

                                CYTRX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

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
              DELAWARE                             0-15327                          58-1642740
  (State or Other Jurisdiction of         (Commission File Number)        (I.R.S. Employer Identification
           Incorporation)                                                              No.)
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                             154 TECHNOLOGY PARKWAY
                             NORCROSS, GEORGIA 30092
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (770) 368-9500



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ITEM 5.  OTHER EVENTS

         On June 2, 1999, CytRx Corporation (the "Company") entered into a Stock Acquisition Agreement (the "Agreement") with A-Z Professional Consultants, Inc., a Utah corporation ("A-Z"). Pursuant to the Agreement, A-Z purchased 9,625,000 shares of common stock of Vaxcel, Inc. ("Vaxcel") from the Company for an amount of cash equal to $250,000 plus 87.5% of the net liquid assets of Vaxcel as reflected on its financial statement as of September 9, 1999. Immediately after the above referenced disposition, the Company held no shares of common stock of Vaxcel. A copy of the Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibit(s)

Number            Exhibit

2.1 Stock Acquisition Agreement dated as of June 2, 1999, between the Company and A-Z


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CYTRX CORPORATION


Date: October 15, 1999            By:    /s/ Mark W. Reynolds
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                                      Mark W. Reynolds, Chief Financial Officer



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